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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549


                                   FORM 8-K

                                CURRENT REPORT

                        Pursuant to Section 13 or 15(d)
                    of the Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported): June 21, 2001
                         ____________________________

                               NEXTHEALTH, INC.
                    --------------------------------------
            (Exact name of registrant as specified in its charter)


           Delaware                  0-17969             86-0589712
           --------                  -------             ----------
  (State or other jurisdiction     (Commission        (I.R.S. Employer
       of incorporation)           File Number)       Identification No.)

                         16600 N. Lago Del Oro Parkway
                            Tucson, Arizona  85739
              (Address of principal executive office) (zip code)


      Registrant's telephone number, including area code: 520-818-5800



ITEM 5. OTHER EVENTS.

          Reference is made to Registrant's press release issued on June 21, 2001 which is attached hereto as Exhibit 99.1 and to the Registrant's Current Report on Form 8-K dated April 16, 2001 which are incorporated herein by this reference.


ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

          c.  Exhibits:

              99.1 Press Release, dated June 21, 2001.
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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         NEXTHEALTH, INC.


                                         By: /s/ Loree Thompson
                                             ------------------------------
                                             Loree Thompson

                                         Its: Chief Financial Officer



Dated: June 21, 2001

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                                 Exhibit Index
                                 -------------

     Exhibit
     99.1      Press Release, dated June 21, 2001